VANGUARD/
MORGAN GROWTH
FUND

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                               [PHOTO]
John C. Bogle                         John J. Brennan
Chairman                              President


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .......    1
THE MARKETS IN PERSPECTIVE ..........    4
REPORT FROM THE ADVISERS ............    6
PORTFOLIO PROFILE ...................    8
PERFORMANCE SUMMARY .................   10
FINANCIAL STATEMENTS ................   11
REPORT OF INDEPENDENT ACCOUNTANTS ...   21

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

       Vanguard/Morgan Growth Fund earned a remarkable +30.8% return in 1997 as the U.S. stock market continued its powerful advance, capping a three-year run during which market averages more than doubled.

       Our Fund outpaced the average growth mutual fund by a substantial margin but trailed our unmanaged benchmark, the Standard & Poor's 500 Composite Stock Price Index. The following table presents the twelve-month total return (capital change plus reinvested dividends) of Morgan Growth Fund and its two primary comparative standards. Our return is based on an increase in net asset value from $15.63 per share on December 31, 1996, to $17.54 per share on December 31, 1997, with the latter figure adjusted for dividends of $0.16 per share paid from net investment income and distributions totaling $2.525 per share paid from net realized capital gains.


----------------------------------------------------------
                                           TOTAL RETURNS
                                            YEAR ENDED
                                         DECEMBER 31, 1997
----------------------------------------------------------
Vanguard/Morgan Growth Fund                   +30.8%
----------------------------------------------------------
Average Growth Fund                           +25.3%
----------------------------------------------------------
S&P 500 Index                                 +33.4%
----------------------------------------------------------


THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy, corporate earnings, and employment all grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news couldn't have been better. The sole dark cloud to be seen--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb, and the Index produced a +33.4% return for the year.

       Long-term interest rates rose through the first quarter of 1997 on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April. Then, as news on inflation got better rather than worse, the yield turned downward, falling to 5.92% on December 31, down 72 basis points from the 6.64% level at which it began the year.

       Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been the precursor of a slowing economy.

1997 PERFORMANCE OVERVIEW

The +30.8% return earned by your Fund in 1997 was the third highest in the past 20 years, trailing only its +36.0% return in 1995 and its +34.7% gain in 1980. Our 5.5-percentage-point edge over the average growth fund was due to excellent stock selection by our advisers, especially during the second half of the year.

       We were handicapped in our effort to outperform the S&P 500 Index by the market's extreme bias toward large-capitalization growth stocks during 1997, when the growth component of the S&P 500 Index earned +36.5%, nearly three times the +12.9% return of the growth component of the small-cap Russell 2000 Index. The midpoint of market capitalization for stocks we hold is $8.6 billion, far smaller than the median market cap of $34.1 billion for the stocks in the S&P 500 Index.

       Despite the market's tilt toward large-caps, the stocks in the Fund actually outperformed the Index slightly--+33.7% versus +33.4%. However, the total return earned by our shareholders was reduced because of our customary holding of approximately 5% of the Fund's assets in a pooled cash fund as a liquidity reserve. Over lengthy periods, the "drag" on performance that a cash reserve represents is a serious handicap versus an index benchmark because of the stock market's upward trend. To counter this disadvantage, Morgan Growth Fund's cash pool has, since mid-December, been invested in stock index futures so that the Fund is fully invested in stocks. Vanguard Core Management Group manages these futures contracts for the Fund.

       As you know, the Fund has used four investment advisers to manage its assets. The adjacent table shows the proportion of the Fund's assets supervised by each adviser as of December 31, 1997, approximately the same allocations as at the beginning of the year. However, on December 12, 1997, after a careful examination of the strategies and results achieved by Husic Capital Management, we decided that its portion of the Fund's assets should be reallocated equally to two of our other advisers: Franklin Portfolio Associates and Vanguard Core Management Group. Both managers have provided us with outstanding returns during their five-year tenures. After the reallocation, which we expect to be completed by January 31, 1998, Franklin will be responsible for about 43% of the Fund's assets, and Vanguard Core Management will oversee about 14%. The share allocated to Wellington Management Company will remain at approximately 38%.

------------------------------------------------------------------
                                            TOTAL ASSETS MANAGED
                                              DECEMBER 31, 1997
                                          ------------------------
                                          $ MILLION      PERCENT
------------------------------------------------------------------
Wellington Management                      $1,053           38%
Franklin Portfolio Associates               1,051           38
Husic Capital Management                      288           10
Vanguard Core Management                      257            9
Cash Reserve*                                 146            5
------------------------------------------------------------------
Total                                      $2,795          100%
------------------------------------------------------------------

*Cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

LONG-TERM PERFORMANCE OVERVIEW

The table below compares Morgan Growth Fund's record over the decade ended December 31, 1997, with those of the average growth fund and the S&P 500 Index. It also shows how a hypothetical $10,000 investment ten years earlier would have grown in each case, assuming the reinvestment of all income dividends and capital gains distributions.

       The extra 1.7 percentage points annually in return that Morgan Growth Fund has provided versus the average growth fund amounted to a difference of $6,551 over the full decade--equal to an astounding 65%

--------------------------------------------------------------------
                                             TOTAL RETURNS
                                            10 YEARS ENDED
                                           DECEMBER 31, 1997
--------------------------------------------------------------------
                                     AVERAGE      FINAL VALUE OF
                                     ANNUAL         A $10,000
                                      RATE       INITIAL INVESTMENT
--------------------------------------------------------------------
Vanguard/Morgan Growth Fund          +17.1%            $48,466
--------------------------------------------------------------------
Average Growth Fund                  +15.4%            $41,915
--------------------------------------------------------------------
S&P 500 Index                        +18.1%            $52,567
--------------------------------------------------------------------

of the original $10,000 investment. While we were much more successful (coming within a single percentage point of the S&P 500 Index), neither we nor our peers kept pace with the Index during the decade. As a theoretical construct, the Index is a tough competitor because it incurs none of the operating or transaction costs that burden real-world investment portfolios. Nor does the Index hold cash reserves, which, as mentioned earlier, proved to be a significant drag on performance in the rising stock market that prevailed over the past decade.

       However difficult it may be to outperform our benchmark Index as well as our competitors, that remains our long-term goal. Our low costs represent a significant wind at our back versus competitors. Morgan Growth Fund's expense ratio (operating costs as a percentage of average net assets) of 0.48% is fully one percentage point lower than the 1.50% expense ratio of the average growth fund. This expense advantage gives us a head start over the competition year after year, and accounts for more than half of our margin of superiority over the past decade. As mutual fund investors are learning, however slowly, costs matter.

       We emphasize that the long-term returns shown in the table were unusually high, as they encompass a ten-year period without a single serious downturn in the U.S. stock market. While financial markets are inherently unpredictable, we believe it is safe to say that returns for the stock market and the Fund itself over the next decade are almost sure to be lower than those of the past decade. If so, we believe the merits of low operating costs will become even more apparent.


IN SUMMARY

Returns from the U.S. stock market over the past three calendar years--indeed over the past 15 years--have no precedent in American financial history. While as investors we have every reason to be grateful for the bounty of the financial markets, we also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in investing in stocks. Make no mistake--the market will from time to time demonstrate these risks.

       However, the greatest risk is failure to invest in the first place. We believe that the stock market's risks can be partially offset by holding a balanced portfolio that includes not only stock funds, but also bond funds and money market funds. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.

/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Chairman of the Board                                President

January 14, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

       As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

       The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED DECEMBER 31, 1997
                                           -------------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             33.4%        31.2%        20.3%
   Russell 2000 Index                        22.4         22.3         16.4
   MSCI EAFE Index                            2.1          6.6         11.7
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                9.7%        10.4%         7.5%
   Lehman 10-Year Municipal Bond Index        9.2         10.2          7.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.3          5.4          4.7
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.7%         2.5%         2.6%
--------------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

       The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

       The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISERS

Vanguard/Morgan Growth Fund's return of +30.8% for 1997 surpassed the return of the average growth fund by 5.5 percentage points, although it trailed the S&P 500 Index's return by 2.6 percentage points. For more detail on Fund performance, please see the Message To Shareholders, beginning on page 1.

       We note that the 25 largest stocks in the S&P 500 outperformed the Index as a whole by more than 5 percentage points during 1997. When the market is skewed so heavily toward the very largest stocks, it is difficult for actively managed funds to keep up with the Index, as suggested by the 8.1-percentage-point gap between the Index return for the year and the return of the average growth fund.

       During 1997, the Fund's financial-services and retailing (consumer discretionary) stocks did well compared with the Index, while our selections among technology and health-care stocks lagged the Index returns from those sectors.

ASIA'S TROUBLES AND THEIR IMPACT

What a difference a few months make! We have gone from a placid, best-of-all-possible-worlds environment at midyear to a period of roiling uncertainty. The economic and currency troubles in Asia have escalated to levels unimaginable just a short time ago. In response, stock markets the world over did a belly flop in October. Although U.S. and European financial markets pretty much recovered by year-end, many other stock markets and currencies remained in a tailspin.

       Surprisingly, on Wall Street the Asian disruption seemed to hit hardest among small-capitalization stocks, which limped through the final quarter after a strong spurt in the previous quarter. Large-cap stocks held up well, although they are much more exposed to international trade than smaller firms. The importance of technology stocks in some of the small-cap indexes explains part of the small-caps' difficulty. Large-cap stocks seemed to benefit from a general flight to high-quality financial assets. Certainly, the market for U.S. Treasury securities reflected this flight to quality, as yields on long-term Treasury bonds fell sharply.

       The exact impact of Asia's troubles on the U.S. economy is still unknown. In 1998, most analysts expect the United States to have weaker exports and increased imports, and slower growth in capital spending. This should lead to somewhat slower growth in the U.S. economy and continued low inflation. However, the U.S. dollar's strength versus other currencies and the high level of short-term interest rates, when adjusted for inflation, prompt concern about the economy's growth prospects in 1999.

       Because of the Asian turmoil, we have tried to reduce the Fund's exposure to companies with significant Asian operations. The Fund's weighting in the technology sector has been reduced by nearly 5 percentage points since June 30, in part because we have tried to reduce the Fund's exposure to companies with significant Asian operations. Accordingly, we sold all or most of such holdings as Nokia, Cadence Design Systems, and Cognos. Among companies from other sectors sold because of their large presence in Asia were Engelhard and Fluor.

       Stocks sold for other reasons included the retailers Saks Holdings and Gymboree, which had poor operating results. We also locked in substantial long-term profits by selling MGIC Investment and most of our State Street shares; both stocks had risen faster than underlying business trends.

       We continued to put money into regional brokerage firms, which produced returns exceeding 50% for the Fund in 1997. After a fourth-quarter agreement by one of the regional brokers, Piper Jaffray, to be purchased by U.S. Bancorp, prices of the group rose on takeover speculation.

       We also initiated or added to positions in companies that we found appealing for their reasonable valuations, the steady demand for their products, and their relative lack of exposure to Asia's problems. Among these are the household names Nabisco, The Gap, and Disney. We added Perkin-Elmer, the world leader in biotechnology instrumentation, and Pharmacia & Upjohn, a global pharmaceutical maker with a great pipeline of potential drugs under development.

       As you know, the Fund's advisers have a common goal of long-term capital growth, although each selects stocks for its subportfolio independently. Brief descriptions of each adviser's strategy follow.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington's research seeks to identify companies with above-average prospects for growth, especially in industries undergoing fundamental changes. Among the significant additions to our portion of the Fund during 1997 were WorldCom, which announced plans to merge with MCI; Security Capital Group, a leading real estate services provider; and Electronic Arts, a top developer of computer games.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin uses an array of computer models to analyze some 3,500 stocks in search of issues that appear to be undervalued. We consider the economic cycle and we rank securities based on three key analyses: fundamental momentum, which seeks to identify companies with relatively strong near-term business prospects; relative value, which searches out stocks with attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, which assesses stocks based on prospects for growth in earnings and dividends.

VANGUARD CORE MANAGEMENT GROUP

Vanguard Core Management Group uses computer models to rank some 2,000 stocks by a variety of measures, including cash flow, relative value, and share-price momentum. Stocks are ranked according to weights assigned to the various measures, and a portfolio is constructed from among the higher-ranking stocks to resemble the Growth Fund Stock Index, which reflects the average common stock holdings of the 50 largest growth-oriented mutual funds, in such key characteristics as market capitalization and diversification among industry sectors.

Wellington Management Company, LLP
Franklin Portfolio Associates
Vanguard Core Management Group

January 14, 1998


INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a portfolio should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.

PORTFOLIO PROFILE

Morgan Growth Fund

This Profile provides a snapshot of the Fund's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                                    MORGAN         S&P 500
------------------------------------------------------------
Number of Stocks                       391             500
Median Market Cap                    $8.6B          $34.1B
Price/Earnings Ratio                 21.8x           21.9x
Price/Book Ratio                      3.9x            4.1x
Yield                                 1.0%            1.6%
Return on Equity                     18.3%           20.4%
Earnings Growth Rate                 19.5%           17.6%
Foreign Holdings                      6.0%            1.9%
Turnover Rate                          76%              --
Expense Ratio                        0.48%              --
Cash Reserves                         3.4%              --

INVESTMENT FOCUS
-----------------------------------------------------------
               [GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------------
                                    MORGAN         S&P 500
-----------------------------------------------------------
R-Squared                             0.74            1.00
Beta                                  0.93            1.00
----------------------------------------------------------



TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------------------------
Home Depot, Inc.                                   2.5%
AirTouch Communications, Inc.                      1.9
Travelers Group Inc.                               1.6
Compaq Computer Corp.                              1.4
Fannie Mae                                         1.4
Ford Motor Co.                                     1.3
Tele-Communications Class A                        1.3
Ace, Ltd.                                          1.3
BankAmerica Corp.                                  1.2
HEALTHSOUTH Corp.                                  1.2
-------------------------------------------------------
Top Ten                                           15.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------
                                          DECEMBER 31, 1996   DECEMBER 31, 1997
                                         ----------------------------------------
                                                 MORGAN        MORGAN    S&P 500
                                         ----------------------------------------
Auto & Transportation .................             2.9%        3.4%        3.5%
Consumer Discretionary ................            19.2        19.1         9.8
Consumer Staples ......................             2.6         5.1        11.5
Financial Services ....................            18.5        20.9        17.7
Health Care ...........................            12.7        12.1        11.4
Integrated Oils .......................             1.6         1.0         7.2
Other Energy ..........................             5.1         6.2         1.4
Materials & Processing ................             5.9         5.1         5.8
Producer Durables .....................             4.9         5.5         4.0
Technology ............................            19.1        12.8        11.2
Utilities .............................             4.1         5.5        10.6
Other .................................             3.4         3.3         5.9
---------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.


PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
Morgan Growth Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS: DECEMBER 31, 1977-DECEMBER 31, 1997
-------------------------------------------------------------
                  MORGAN GROWTH FUND             S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1978        16.1%       3.2%        19.3%         6.5%
1979        15.3        3.5         18.8         18.4
1980        30.5        4.2         34.7         32.4
1981        -7.1        2.3         -4.8         -4.9
1982        24.1        3.6         27.7         21.5
1983        25.8        2.6         28.4         22.5
1984        -8.1        2.0         -6.1          6.3
1985        27.5        2.8         30.3         31.8
1986         4.2        3.6          7.8         18.7
1987         3.3        1.7          5.0          5.3
1988        19.8        2.5         22.3         16.6
1989        19.9        2.8         22.7         31.7
1990        -4.4        2.9         -1.5         -3.1
1991        26.3        3.0         29.3         30.5
1992         8.1        1.4          9.5          7.6
1993         5.9        1.4          7.3         10.1
1994        -2.9        1.2         -1.7          1.3
1995        34.6        1.4         36.0         37.6
1996        22.3        1.0         23.3         23.0
1997        29.7        1.1         30.8         33.4
---------------------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
-------------------------------------------------------------
          VANGUARD/MORGAN   AVERAGE GROWTH    S&P 500
             GROWTH             FUND           INDEX
198712      10000               10000           10000
198803      11289               10750           10569
198806      12312               11363           11273
198809      12226               11247           11312
198812      12234               11396           11661
198903      12877               12207           12488
198906      13652               13175           13590
198909      14736               14502           15045
198912      15006               14295           15356
199003      14762               13979           14894
199006      15830               14980           15831
199009      13283               12567           13655
199012      14779               13512           14879
199103      17209               15879           17040
199106      17010               15738           17001
199109      17750               16929           17910
199112      19114               18388           19412
199203      18911               18168           18922
199206      18550               17630           19282
199209      19307               18191           19890
199212      20939               19821           20891
199303      21390               20325           21803
199306      21457               20463           21910
199309      22077               21458           22476
199312      22472               21920           22997
199403      21562               21095           22125
199406      20883               20662           22218
199409      22279               21762           23304
199412      22098               21448           23300
199503      23909               22954           25569
199506      26728               25259           28010
199509      29470               27392           30236
199512      30049               28054           32056
199603      31910               29452           33777
199606      33723               30867           35293
199609      35405               31745           36384
199612      37051               33452           39416
199703      36693               32913           40473
199706      42584               38262           47539
199709      48549               42386           51099
199712      48466               41915          52,567

-------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 1997
                                   ---------------------------------   FINAL VALUE OF A
                                   1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
Morgan Growth Fund                  30.81%      18.28%      17.10%         $48,466
Average Growth Fund                 25.30       16.16       15.41           41,915
S&P 500 Index                       33.36       20.27       18.05           52,567
-------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
                                                                                10 YEARS
                           INCEPTION                              ----------------------------------
                             DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------
Morgan Growth Fund        12/31/1968      30.81%      18.28%        15.19%        1.91%      17.10%
----------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
MORGAN GROWTH FUND                     SHARES       (000)
---------------------------------------------------------
COMMON STOCKS (91.3%)
---------------------------------------------------------
AUTO & TRANSPORTATION (3.1%)
   Airborne Freight Corp.             34,600   $    2,150
   Burlington Northern Santa
    Fe Corp.                          18,300        1,701
   CNF Transportation, Inc.           63,000        2,418
-  Federal Express Corp.              82,200        5,019
   Ford Motor Co.                    765,000       37,246
   General Motors Corp.               30,700        1,861
-  Halter Marine Group, Inc.          47,814        1,381
-  Lear Corp.                          4,500          214
   Norfolk Southern Corp.              2,100           65
   Pittston Burlington Group          95,500        2,507
   Southwest Airlines Co.            286,650        7,059
-  UAL Corp.                           9,900          916
-  US Airways Group, Inc.            283,700       17,731
   Werner Enterprises, Inc.          325,000        6,662
                                               ----------
                                                   86,930
                                               ----------
CONSUMER DISCRETIONARY (17.4%)
   Aaron Rents, Inc. Class B           6,400          122
-  AccuStaff, Inc.                   719,800       16,555
-  Amazon.com, Inc.                  155,000        9,339
-  America Online, Inc.              274,500       24,482
-  Anchor Gaming                      10,300          572
-  AutoZone Inc.                      93,500        2,711
-  Barnes & Noble, Inc.              210,000        7,009
-  Bed Bath & Beyond, Inc.           275,000       10,553
   Black & Decker Corp.               16,800          656
-  Brinker International, Inc.       184,000        2,944
-  CDI Corp.                          11,400          522
-  CNET, Inc.                        150,000        4,313
   Callaway Golf Co.                  30,800          880
   CanWest Global Communications
    Corp. Class A                    235,600        4,241
-  Carmike Cinemas, Inc. Class A      23,500          674
   Carnival Corp. Class A             19,200        1,063
-  Cendant Corp.                     430,875       14,811
-  Computer Horizons Corp.            12,600          573
-  Corporate Express, Inc.            85,500        1,101
   Darden Restaurants Inc.           212,600        2,657
   Dayton-Hudson Corp.               465,400       31,415
   Deluxe Corp.                       15,200          524
   The Walt Disney Co.               248,544       24,621
-  Electronic Arts Inc.              150,000        5,672
   Food Lion Inc. Class A             61,900          522
-  Furniture Brands International
    Inc.                              96,100        1,970
   Gannett Co., Inc.                  36,200        2,238
   The Gap, Inc.                     475,000       16,833
-  General Nutrition Cos., Inc.       49,100        1,663
-  Genesco, Inc.                     112,300        1,432
   Harcourt General, Inc.              1,600           88
   Hasbro, Inc.                        8,700          274
   Hertz Corp. Class A               250,000       10,063
   Hilton Hotels Corp.                66,100        1,966
   Home Depot, Inc.                1,205,650       70,983
-  Host Marriott Corp.               103,300        2,027
   International Game Technology      36,000          909
-  Jacor Communications, Inc.        155,000        8,234
-  Jones Apparel Group, Inc.         169,400        7,284
-  Just for Feet, Inc.                43,700          571
   Knight-Ridder, Inc.               160,200        8,330
-  Kohls Corp.                        50,000        3,406
   Estee Lauder Cos. Class A         187,900        9,665
-  Lone Star Steakhouse &
    Saloon, Inc.                      19,800          346

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
MORGAN GROWTH FUND                     SHARES       (000)
---------------------------------------------------------
-  MGM Grand, Inc.                     3,600   $      130
-  Mail-Well, Inc.                    17,700          717
   Mattel, Inc.                       80,200        2,987
   Maytag Corp.                       30,800        1,149
   McDonald's Corp.                  252,900       12,076
   The McGraw-Hill Cos., Inc.         18,600        1,376
   Newell Co.                        166,000        7,055
   News Corp. Ltd. ADR               155,100        3,461
   News Corp. Ltd. Pfd. ADR          300,000        5,963
   New York Times Co. Class A         26,000        1,719
-  Office Depot, Inc.                313,200        7,497
-  Outdoor Systems, Inc.             325,275       12,482
   Premark International, Inc.        13,200          383
-  Promus Hotel Corp.                  6,012          253
-  Revlon, Inc. Class A              130,000        4,591
   Ross Stores, Inc.                  46,600        1,695
-  Samsonite Corp.                     8,500          269
   E.W. Scripps Co. Class A           70,000        3,391
   Sears, Roebuck & Co.               31,400        1,421
-  Staples, Inc.                      13,600          377
   Sunbeam Corp.                     330,000       13,901
   TJX Cos., Inc.                     60,400        2,076
-  Tele-Communications Liberty
    Media Group Class A              950,000       34,438
   The Times Mirror Co. Class A       22,000        1,353
   Time Warner, Inc.                  17,900        1,110
   The Toro Co.                      103,800        4,424
   Tribune Co.                        78,800        4,905
-  Ugly Duckling Corp.                25,200          214
-  Universal Outdoor Holdings, Inc.   82,000        4,264
-  Valassis Communications, Inc.     244,400        9,043
-  Viacom Inc. Class B               330,000       13,674
   Wal-Mart Stores, Inc.             144,100        5,683
   Washington Post Co. Class B         3,200        1,557
   Whirlpool Corp.                    67,500        3,712
   Windmere-Durable Holdings Inc.     15,800          356
-  Woolworth Corp.                    54,900        1,119
                                               ----------
                                                  487,635
                                               ----------
CONSUMER STAPLES (4.7%)
   CVS Corp.                         205,000       13,133
   Campbell Soup Co.                   4,000          232
   Coca-Cola Enterprises, Inc.       450,000       16,003
   ConAgra, Inc.                      28,000          919
   Adolph Coors Co. Class B           99,500        3,296
   Dean Foods Corp.                  182,700       10,871
   Dial Corp.                         38,800          808
   Dimon Inc.                        353,000        9,266
   General Mills, Inc.                 8,700          623
   Gillette Co.                      112,800       11,329
   Great Atlantic & Pacific Tea
    Co., Inc.                         21,600          641
   H.J. Heinz Co.                     31,000        1,575
   Interstate Bakeries Corp.         404,200       15,107
   McCormick & Co., Inc.             126,900        3,553
   Nabisco Holdings Corp. Class A    150,000        7,266
   PepsiCo, Inc.                     265,700        9,681
   Philip Morris Cos., Inc.          280,900       12,728
   RJR Nabisco Holdings Corp.        324,600       12,173
-  Safeway, Inc.                      30,100        1,904
                                               ----------
                                                  131,108
                                               ----------
FINANCIAL SERVICES (19.1%)
   AFLAC, Inc.                        23,600        1,207
   Ace, Ltd.                         370,000       35,705
   H.F. Ahmanson & Co.                64,100        4,291
   Allstate Corp.                     37,200        3,381
   American Express Co.              321,200       28,667
   American International
    Group, Inc.                      114,048       12,403
-  Amresco, Inc.                      81,300        2,409
-  BISYS Group, Inc.                 180,000        5,985
   BankAmerica Corp.                 474,600       34,646
   Bankers Trust New York Corp.       16,800        1,889
   Bear Stearns Co., Inc.            610,674       29,007
   CIGNA Corp.                        10,700        1,852
-  CNA Financial Corp.                51,800        6,617
   Chase Manhattan Corp.              23,568        2,581
   Citicorp                           13,000        1,644
   Conseco Inc.                      448,900       20,397
-  Consumer Portfolio Services, Inc.  83,000          794
-  DST Systems, Inc.                 180,000        7,684
   Dime Bancorp, Inc.                135,400        4,096
   Donaldson, Lufkin & Jenrette, Inc. 25,900        2,059
   Dow Jones & Co., Inc.             167,200        8,977
   A.G. Edwards & Sons, Inc.         376,400       14,962
   The Equitable Cos.                130,500        6,492
   Fannie Mae                        676,600       38,608
   First Data Corp.                  390,000       11,407
   First Empire State Corp.            3,400        1,581
   First Union Corp.                 275,000       14,094
-  FIserv, Inc.                       37,100        1,823
   Franchise Finance Corp. of
    America REIT                      84,900        2,292
   Freddie Mac                        13,300          558
-  Golden State Bancorp Inc.          67,800        2,534
   Golden West Financial Corp.        17,300        1,692
   Green Tree Financial Corp.        425,800       11,151
   Household International, Inc.     119,000       15,180
   Interra Financial, Inc.            60,005        4,140
   Legg Mason Inc.                   113,333        6,340
   Lehman Brothers Holdings, Inc.    176,000        8,976
   Loews Corp.                        18,500        1,963
   McDonald and Co. Investments      120,000        3,405
   Mercury General Corp.               4,600          254
   Merrill Lynch & Co., Inc.         109,000        7,950
   J.P. Morgan & Co., Inc.             6,000          677
   Morgan Keegan, Inc.               310,000        7,847
   Morgan Stanley, Dean Witter,
    Discover and Co.                  91,500        5,410
   NationsBank Corp.                  42,200        2,566
   Ohio Casualty Corp.               150,700        6,725
   Old Republic International Corp.  155,900        5,798
   Piper Jaffray Cos., Inc.          215,000        7,834
-  Policy Management
    Systems Corp.                    150,000       10,434
   Providian Financial Corp.          20,400          922
   SLM Holding Corp.                 123,500       17,182
   St. Paul Cos., Inc.                95,400        7,829
-  Security Capital Group Inc.
    Class B                          323,700       10,520
   State Street Corp.                 13,200          768

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                       SHARES       (000)
---------------------------------------------------------
   Summit Bancorp.                    29,000   $    1,544
   Transatlantic Holdings, Inc.       20,100        1,437
   Travelers Property Casualty
    Corp.                             79,500        3,498
   Travelers Group Inc.              847,700       45,670
   U.S. Bancorp                      140,000       15,671
   Washington Mutual, Inc.           160,000       10,200
                                               ----------
                                                  534,225
                                               ----------
HEALTH CARE (11.1%)
   Abbott Laboratories               325,900       21,367
-  Agouron Pharmaceuticals, Inc.       1,900           56
   American Home Products Corp.       23,300        1,782
-  Amgen, Inc.                        44,600        2,414
-  Beverly Enterprises, Inc.       1,054,400       13,707
   Biomet, Inc.                      225,000        5,737
   Bristol-Myers Squibb Co.           16,400        1,552
   Cardinal Health, Inc.              85,700        6,438
-  Centocor, Inc.                     17,000          565
   Columbia/HCA Healthcare Corp.     500,000       14,812
-  Coram Healthcare Corp.             11,083           37
-  Dura Pharmaceuticals, Inc.         66,500        3,051
-  Elan Corp. PLC ADR                 71,600        3,665
-  Express Scripts                    10,900          654
-  FPA Medical Management, Inc.      112,600        2,097
-  Genzyme Corp.                     350,000        9,669
   Guidant Corp.                      32,100        1,998
   HBO & Co.                         391,500       18,768
-  Health Management Associates
    Class A                          476,887       12,041
-  HealthCare COMPARE Corp.           17,100          874
-  HEALTHSOUTH Corp.               1,193,600       33,122
-  Immunex Corp.                     125,000        6,750
   Integrated Health Services, Inc.  226,420        7,061
-  Interneuron Pharmaceutical, Inc.    3,900           37
   Johnson & Johnson                 337,900       22,259
-  Magellan Health Services, Inc.    135,000        2,903
   Manor Care Inc.                    14,900          521
   McKesson Corp.                     24,800        2,683
-  MedPartners, Inc.                 296,000        6,623
   Merck & Co., Inc.                  28,100        2,986
   Olsten Corp.                      536,800        8,052
   Omnicare, Inc.                     84,900        2,632
   Pfizer, Inc.                      280,000       20,877
   Pharmacia & Upjohn, Inc.          175,000        6,409
-  PharMerica, Inc.                  206,797        2,146
-  PhyCor, Inc.                      298,000        8,046
-  Physician Sales & Service, Inc.    63,100        1,357
   Schering-Plough Corp.              32,700        2,031
   ServiceMaster Co.                 124,500        3,642
-  Sierra Health Services              7,600          256
-  Sybron International Corp.         23,800        1,117
-  Tenet Healthcare Corp.             67,400        2,233
-  Utah Medical Products, Inc.        49,600          338
-  Vencor, Inc.                      300,000        7,331
   Warner-Lambert Co.                160,000       19,840
-  Wellpoint Health Networks Inc.
    Class A                          115,600        4,884
   Zeneca Group PLC ADR              115,800       12,506
                                               ----------
                                                  309,926
                                               ----------
INTEGRATED OILS (1.0%)
   Chevron Corp.                      18,400        1,417
   Imperial Oil Ltd.                  20,300        1,298
   Mobil Corp.                         3,600          260
   Pennzoil Co.                      101,400        6,775
   Phillips Petroleum Co.             32,400        1,575
   Sun Co., Inc.                     137,300        5,775
   Texaco Inc.                        23,273        1,265
   Unocal Corp.                      200,000        7,763
   YPF SA ADR                          6,000          205
                                               ----------
                                                   26,333
                                               ----------
OTHER ENERGY (5.6%)
-  BJ Services Co.                   259,800       18,689
   Burlington Resources, Inc.        247,200       11,078
   Camco International, Inc.         140,500        8,948
-  Cooper Cameron Corp.              131,800        8,040
   Diamond Offshore Drilling, Inc.    17,600          847
   ENSCO International, Inc.         683,600       22,901
-  Global Marine, Inc.               215,800        5,287
   Helmerich & Payne, Inc.            40,900        2,776
-  Nabors Industries, Inc.           430,600       13,537
-  Reading & Bates Corp.              17,300          724
-  Rowan Cos., Inc.                   48,900        1,491
   Santa Fe International Corp.      219,500        8,931
   Schlumberger Ltd.                 254,400       20,479
   Tidewater, Inc.                    46,900        2,585
   Transocean Offshore, Inc.         513,800       24,759
   Valero Energy Corp.                18,200          572
   Vastar Resources, Inc.            166,100        5,938
                                               ----------
                                                  157,582
                                               ----------
MATERIALS & PROCESSING (4.6%)
   Air Products & Chemicals, Inc.    125,000       10,281
   Archer-Daniels-Midland Co.        326,260        7,076
   Banta Corp.                        40,100        1,083
-  Bethlehem Steel Corp.             230,900        1,992
   Centex Corp.                      172,100       10,832
   Corning, Inc.                      33,500        1,244
   Crompton & Knowles Corp.           99,900        2,647
   Dexter Corp.                       33,700        1,455
   Dow Chemical Co.                   72,300        7,338
   E.I. du Pont de Nemours & Co.      50,200        3,015
   Fort James Corp.                   40,700        1,557
   W.R. Grace & Co.                   11,600          933
   M.A. Hanna Co.                    183,400        4,631
   Harsco Corp.                        8,600          371
   Illinois Tool Works, Inc.          13,300          800
   Kimberly-Clark Corp.              526,100       25,943
   Lindberg Corp.                      1,600           23
   Lubrizol Corp.                     40,800        1,504
   Morton International, Inc.        312,000       10,725
   Norsk Hydro AS ADR                104,300        5,319
-  Owens-Illinois, Inc.               39,500        1,499
   Phelps Dodge Corp.                 14,600          909
   Precision Castparts Corp.          58,200        3,510
   RPM Inc. (Ohio)                   276,125        4,211
   Sigma-Aldrich Corp.                31,200        1,232
   Terra Industries, Inc.             22,400          293
   Texas Industries, Inc.             26,800        1,206

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
MORGAN GROWTH FUND                     SHARES       (000)
---------------------------------------------------------
   The Timken Co.                     25,200   $      866
   USX-U.S. Steel Group, Inc.        491,100       15,347
   Witco Chemical Corp.               50,900        2,077
                                               ----------
                                                  129,919
                                               ----------
PRODUCER DURABLES (5.0%)
-  Allied Waste Industries, Inc.      75,900        1,769
-  American Power Conversion Corp.    23,100          546
   AMP, Inc.                          60,000        2,520
-  Applied Materials, Inc.            40,800        1,227
   Caterpillar, Inc.                 216,500       10,514
   Danaher Corp.                      13,600          858
   Deere & Co.                       132,700        7,738
-  Detroit Diesel Corp.              105,000        2,494
   Dover Corp.                        34,800        1,257
   General Motors Corp. Class H      100,000        3,694
-  Gulfstream Aerospace Corp.        310,000        9,067
   Honeywell, Inc.                   175,000       11,987
   Ingersoll-Rand Co.                258,600       10,473
-  KLA-Tencor Corp.                   54,400        2,098
-  Lexmark International Group,
    Inc. Class A                     103,900        3,948
   Herman Miller, Inc.                17,900          971
   Molex, Inc.                       113,400        3,629
   Northern Telecom Ltd.              12,500        1,113
   Parker Hannifin Corp.              54,900        2,519
   Perkin-Elmer Corp.                115,400        8,201
   Philips Electronics NV ADR        232,200       14,048
   Pitney Bowes, Inc.                 20,800        1,871
   Pulte Corp.                        35,600        1,489
-  Republic Industries, Inc.          84,700        1,975
   Sundstrand Corp.                   29,200        1,471
   Technitrol, Inc.                  103,800        3,114
   Tektronix, Inc.                    36,900        1,464
-  Thermo Instrument Systems, Inc.   294,250       10,133
   Thomas & Betts Corp.               43,179        2,040
-  U.S. Office Products Co.           74,250        1,439
   United Technologies Corp.         186,300       13,565
                                               ----------
                                                  139,232
                                               ----------
TECHNOLOGY (11.7%)
   AVX Corp.                          50,300          927
-  Adaptec, Inc.                     165,000        6,126
   Adobe Systems, Inc.                60,700        2,496
-  Analog Devices, Inc.              267,000        7,393
-  Ascend Communications, Inc.         1,800           44
-  Avid Technology, Inc.              98,900        2,646
-  BMC Software, Inc.                354,300       23,207
-  Bay Networks, Inc.                152,900        3,909
-  Cabletron Systems, Inc.               400            6
-  Cadence Design Systems, Inc.       59,100        1,448
-  Cambridge Technology Partners      80,500        3,351
-  CIENA Corp.                        57,700        3,527
-  Cisco Systems, Inc.               213,900       11,925
   Compaq Computer Corp.             693,050       39,114
   Computer Associates
    International, Inc.              197,900       10,464
-  Computer Sciences Corp.           295,000       24,632
-  Comverse Technology, Inc.          38,500        1,492
-  Creative Technology Ltd.           44,000          962
-  Dell Computer Corp.                81,500        6,846
-  EMC Corp.                         815,200       22,367
-  Esterline Technologies Corp.        9,300          335
-  Hadco Corp.                        27,300        1,235
   Hewlett-Packard Co.               125,000        7,813
   Innovex, Inc.                      19,000          436
   Intel Corp.                        25,600        1,797
   International Business
    Machines Corp.                     3,600          376
-  KEMET Corp.                        19,500          375
-  LSI Logic Corp.                    14,000          276
-  Loral Space & Communications      240,000        5,145
   Lucent Technologies, Inc.          34,600        2,764
-  Microage, Inc.                     21,900          330
-  Microsoft Corp.                   127,500       16,471
-  National Semiconductor Corp.      339,600        8,808
-  Oracle Corp.                       20,400          454
-  Parametric Technology Corp.       391,400       18,494
-  PeopleSoft, Inc.                  260,000       10,075
-  Quantum Corp.                      54,400        1,091
-  Read Rite Corp.                    71,800        1,131
-  SCI Systems, Inc.                 572,800       24,953
-  Silicon Graphics, Inc.            166,500        2,071
   Sony Corp. ADR                    148,000       13,431
-  Sterling Software, Inc.           220,000        9,020
-  Storage Technology Corp.              300           19
-  Sun Microsystems, Inc.             57,000        2,273
-  Systemsoft Corp.                   19,300          123
-  Tech Data Corp.                   242,200        9,416
-  3Com Corp.                        250,000        8,719
-  Xilinx, Inc.                      200,000        7,000
                                               ----------
                                                  327,313
                                               ----------
UTILITIES (5.1%)
   AT&T Corp.                        146,300        8,961
-  AirTouch Communications, Inc.   1,259,600       52,352
   ALLTEL Corp.                        4,900          201
   Ameritech Corp.                    12,300          990
   Bell Atlantic Corp.                87,402        7,954
   British Telecommunications
    PLC ADS                          114,800        9,220
   Edison International               32,200          875
   GPU, Inc.                          15,800          666
   Houston Industries, Inc.          359,232        9,587
-  NTL Inc.                          180,000        4,995
-  NEXTEL Communications, Inc.       441,800       11,376
   PG&E Corp.                            900           27
   Public Service Enterprise
    Group, Inc.                      305,400        9,677
   SBC Communications Inc.            19,900        1,458
-  Tele-Communications, Inc.
    Class A                          100,000        2,787
   Telefonica de Espana ADR           82,700        7,531
-  Teleport Communications
    Group Inc.                        80,000        4,390
-  WorldCom, Inc.                    275,000        8,319
                                               ----------
                                                  141,366
                                               ----------
OTHER (2.9%)
-  Berkshire Hathaway Class A             22        1,012
   Canadian Pacific Ltd.             342,500        9,333
   Carlisle Co., Inc.                 27,700        1,184
-  Ceridian Corp.                     49,700        2,277
   Dresser Industries, Inc.          300,000       12,581

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
MORGAN GROWTH FUND                     SHARES       (000)
---------------------------------------------------------

   Eisai Co., Ltd. ADR               600,000   $    9,225
   General Electric Co.              363,900       26,701
   Harris Corp.                       29,000        1,330
   Johnson Controls, Inc.             10,400          497
   Minnesota Mining &
    Manufacturing Co.                 34,400        2,823
   Ogden Corp.                        78,600        2,216
   Raytheon Co. Class A                1,957           97
   Select Appointments Holdings
    Public Ltd. Co. PLC ADR          200,000        3,650
-  Thermo Electron Corp.              31,400        1,397
   Trinity Industries, Inc.           92,000        4,105
   Tyco International Ltd.            59,800        2,695
                                               ----------
                                                   81,123
                                               ----------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,801,150)                            2,552,692
---------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.2%)
---------------------------------------------------------
U.S. TREASURY BILLS
(1)5.02%, 1/22/1998                 $    200          199
(1)5.12%, 4/16/1998                    6,000        5,910
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.54%, 1/2/1998                    246,582      246,582
  6.50%, 1/2/1998--Note F             59,454       59,454
---------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $312,145)                                312,145
---------------------------------------------------------
TOTAL INVESTMENTS (102.5%)
   (COST $2,113,295)                            2,864,837
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
---------------------------------------------------------
Other Assets--Note C                               17,513
Liabilities--Note F                               (87,047)
                                               ----------
                                                  (69,534)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 159,388,440 outstanding
  $.10 par value shares
  (authorized 350,000,000 shares)              $2,795,303
=========================================================

NET ASSET VALUE PER SHARE                          $17.54
=========================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income-Producing Security.

(1) Securities with an aggregate value of $6,109,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
ADS--American Depositary Share.
REIT--Real Estate Investment Trust.


-------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
-------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------
Paid in Capital                  $1,985,635      $12.46
Undistributed Net
 Investment Income                      117          --
Accumulated Net Realized Gains       55,747         .35
Unrealized Appreciation--Note E
 Investment Securities              751,542        4.72
 Futures Contracts                    2,262         .01
-------------------------------------------------------
NET ASSETS                       $2,795,303      $17.54
=======================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------
                                                  MORGAN GROWTH FUND
                                        YEAR ENDED DECEMBER 31, 1997
                                                               (000)
--------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                              $  22,592
    Interest                                                  11,508
                                                           ---------
        Total Income                                          34,100
                                                           ---------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                              3,656
        Performance Adjustment                                   245
    The Vanguard Group--Note C
        Management and Administrative                          6,897
        Marketing and Distribution                               465
    Taxes (other than income taxes)                              179
    Custodian Fees                                                69
    Auditing Fees                                                 10
    Shareholders' Reports                                         98
    Annual Meeting and Proxy Costs                                35
    Directors' Fees and Expenses                                   6
                                                           ---------
        Total Expenses                                        11,660
        Expenses Paid Indirectly--Note C                        (185)
                                                           ---------
        Net Expenses                                          11,475
--------------------------------------------------------------------
NET INVESTMENT INCOME                                         22,625
--------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                               344,720
    Futures Contracts                                            302
--------------------------------------------------------------------
REALIZED NET GAIN                                            345,022
--------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                    273,699
    Futures Contracts                                          2,276
--------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             275,975
--------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 643,622
====================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                         MORGAN GROWTH FUND
                                                                        YEAR ENDED DECEMBER 31,
                                                                   ------------------------------
                                                                          1997               1996
                                                                         (000)              (000)
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                          $    22,625        $    17,400
    Realized Net Gain                                                  345,022            206,577
    Change in Unrealized Appreciation (Depreciation)                   275,975            152,463
                                                                   ------------------------------
        Net Increase in Net Assets Resulting from Operations           643,622            376,440
                                                                   ------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (22,504)           (16,973)
    Realized Capital Gain                                             (352,704)          (182,231)
                                                                   ------------------------------
        Total Distributions                                           (375,208)          (199,204)
                                                                   ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                             413,455            453,288
    Issued in Lieu of Cash Distributions                               360,202            191,528
    Redeemed                                                          (300,535)          (239,383)
                                                                   ------------------------------
        Net Increase from Capital Share Transactions                   473,122            405,433
-------------------------------------------------------------------------------------------------
    Total Increase                                                     741,536            582,669
-------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                2,053,767          1,471,098
                                                                   ------------------------------
    End of Year                                                    $ 2,795,303        $ 2,053,767
=================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                              23,640             30,100
    Issued in Lieu of Cash Distributions                                21,663             12,544
    Redeemed                                                           (17,290)           (15,693)
                                                                   ------------------------------
        Net Increase in Shares Outstanding                              28,013             26,951
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------
                                                                                  MORGAN GROWTH FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997          1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $15.63        $14.09       $11.36       $12.01       $12.65
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .160           .14          .15          .14          .18
    Net Realized and Unrealized Gain (Loss) on Investments     4.435          3.07         3.89         (.34)         .71
                                                            -------------------------------------------------------------
        Total from Investment Operations                       4.595          3.21         4.04         (.20)         .89
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.160)         (.14)        (.15)        (.14)        (.18)
    Distributions from Realized Capital Gains                 (2.525)        (1.53)       (1.16)        (.31)       (1.35)
                                                            -------------------------------------------------------------
        Total Distributions                                   (2.685)        (1.67)       (1.31)        (.45)       (1.53)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $17.54        $15.63       $14.09       $11.36       $12.01
=========================================================================================================================

TOTAL RETURN                                                  30.81%        23.30%       35.98%       -1.67%        7.32%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $2,795        $2,054       $1,471       $1,075       $1,135
    Ratio of Total Expenses to Average Net Assets              0.48%         0.51%        0.49%        0.50%        0.49%
    Ratio of Net Investment Income to Average Net Assets       0.93%         0.97%        1.10%        1.15%        1.36%
    Portfolio Turnover Rate                                      76%           73%          76%          84%          72%
    Average Commission Rate Paid                              $.0430        $.0362          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES: The Fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

       6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, Franklin Portfolio Associates, and Husic Capital Management provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest growth stock mutual funds.

       The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis; the Fund paid Vanguard advisory fees of $219,000 for the year ended December 31, 1997.

       For the year ended December 31, 1997, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of average net assets of the Fund before an increase of $245,000 (0.01%) based on performance.

      On December 12, 1997, the Board of Directors approved a change in the Fund's investment advisers. Effective February 1, 1998, Husic Capital Management will cease to serve as an adviser to the Fund; assets managed by Husic Capital Management will be reallocated to Franklin Portfolio Associates and Vanguard.

      C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1997, the Fund had contributed capital of $182,000 to Vanguard (included in Other Assets), representing 0.9% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

      Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1997, these arrangements reduced the Fund's expenses by $185,000 (0.01% of average net assets).

      D. During the year ended December 31, 1997, the Fund purchased $1,766,111,000 of investment securities and sold $1,695,923,000 of investment securities, not counting temporary cash investments.

      E. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $751,542,000, consisting of unrealized gains of $796,698,000 on securities that had risen in value since their purchase and $45,156,000 in unrealized losses on securities that had fallen in value since their purchase.

      At December 31, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized appreciation were:

            -----------------------------------------------------------------------------------------------
                                                                                        (000)
                                                                        -----------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
            -----------------------------------------------------------------------------------------------
            S&P 500                                   429                 $105,009               $1,153
            S&P Midcap 400                            258                   43,234                1,109
            -----------------------------------------------------------------------------------------------

      F. The market value of securities on loan to brokers/dealers at December 31, 1997, was $58,120,000, for which the Fund held cash collateral of $59,454,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Morgan Growth Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD/MORGAN GROWTH FUND

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $280,850,000 as capital gain dividends (from net long-term capital gains), of which $227,285,000 was distributed to shareholders in December 1997 and $53,565,000 will be distributed in March 1998. Of the $280,850,000 capital gain dividends, the Fund designates $133,303,000 as a 20% rate gain distribution.

       For corporate shareholders, 22.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing
Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy;
formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

           "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
(CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS

Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)


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Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q260-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor